UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 21, 2009

ROWAN COMPANIES, INC.
(Exact name of registrant as specified in its charter)

DELAWARE	1-5491	75-0759420
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2800 Post Oak Boulevard, Suite 5450 Houston, Texas (Address of principal executive offices)	77056 (Zip Code)

(713) 621-7800
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events.

 On July 21, 2009, Rowan Companies, Inc. (the “Company”) completed the issuance and sale of $500,000,000 aggregate principal amount of its 7.875% Senior Notes due 2019 (the “Notes”). In connection with this offering of the Notes, the Company’s counsel provided the opinions attached hereto as Exhibits 5.1 and 8.1, each of which is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit 5.1	Opinion of Andrews Kurth LLP.

Exhibit 8.1	Opinion of Andrews Kurth LLP regarding material U.S. federal income tax matters.

Exhibit 23.1	Consent of Andrews Kurth LLP (included as part of Exhibits 5.1 and 8.1).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Rowan Companies, Inc.

By:	/s/ William H. Wells
Name:	William H. Wells
Title:	Vice President – Finance and Chief Financial Officer (Principal Financial Officer)

Date: July 23, 2009

EXHIBIT INDEX

Exhibit 5.1	Opinion of Andrews Kurth LLP.

Exhibit 8.1	Opinion of Andrews Kurth LLP regarding material U.S. federal income tax matters.

Exhibit 23.1	Consent of Andrews Kurth LLP (included as part of Exhibits 5.1 and 8.1).